FIRST AMENDMENT TO CONVERTIBLE LOAN AGREEMENT


      THIS FIRST AMENDMENT TO CONVERTIBLE LOAN AGREEMENT (this "Amendment") made as of October 22, 1999, by and among Play by Play Toys & Novelties, Inc., a Texas corporation ("Borrower"), Renaissance Capital Group, Inc., a Texas corporation ("Agent"), and the Lenders party to the Original Agreement defined below ("Lenders").

                                 R E C I T A L S

      A. Borrower, Agent and Lenders entered into that certain Convertible Loan Agreement dated as of July 3, 1997 (as amended and supplemented to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided.

      B. Borrower, Agent and Lenders desire to amend the Original Agreement and the Debentures to waive certain Defaults existing thereunder and amend certain terms thereof, in connection with the closing of Borrower's senior credit facility with Congress Financial Corporation (Southwest) ("Congress").

      In consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                           DEFINITIONS AND REFERENCES

      1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

      1.2 OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

            "Amendment" means this First Amendment to Convertible Loan
      Agreement.

            "Amendment Documents" means this Amendment, the Security Agreement, the
      Deed of Trust and the Subordination Agreement.

            "Congress Facility" means that certain Loan and Security Agreement dated of even date herewith by and among Borrower, Ace Novelty Co., Inc., Newco Novelty, Inc., as borrowers, Friends Food & Games, Inc., as guarantor and Congress, as from time to time amended, modified or restated.


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            "Deed of Trust" means that certain Deed of Trust of even date herewith made by Ace Novelty Acquisition Co., Inc., in favor of Agent for the Lenders.

            "Loan Agreement" means the Original Agreement as amended hereby.

            "Security Agreement" means that certain Security Agreement dated of even date herewith executed by Borrower in favor of Agent and Bank One Capital Partners II, L.L.C.

            "Subordination Agreement" means that certain Intercreditor and Subordination Agreement dated of even date herewith among Congress, Lenders and Agent.


                                   ARTICLE II

                          AMENDMENTS TO LOAN DOCUMENTS

      2.1 AMENDMENT OF TERMS. The Loan Documents are hereby amended as follows:

      (a) DEFINITION OF CREDIT AGREEMENT. The term "Credit Agreement" is hereby amended to mean the Congress Facility.

      (b) INTEREST RATE. Section 2.03 of the Original Agreement and Section 1 of each Debenture are amended to provide that interest on the Principal Amount outstanding from time to time shall bear interest at the rate of 10.5% per annum.

      (c) MATURITY. Section 2.04 of the Original Agreement and Section 2 of each Debenture are amended to provide that the Debentures shall mature on December 31, 2000.

      (d)   CONVERSION PRICE.

            (i) Section 6(a)(v) of the Debentures is hereby amended by adding the following to the fourth line following the word "options": "(and stock options granted after the date of the Amendment to employees of Borrower (other than executive officers of Borrower) in an aggregate amount not to exceed the outstanding options held by such employees as of the date of the Amendment.)".

            (ii) Effective 31 days from the date of this Amendment, the Conversion Price provided under Section 6(a) of the Debentures shall be amended (the "First Reset") to equal the lesser of (i) $16 per share and (ii) the greater of (A) $6 per share and (B) the average closing price of the Common Stock for the trading days included in the 30 day period beginning on the date following the date of this Amendment. In addition, if Borrower fails to pay in full all outstanding principal and accrued interest on the Debentures on December 31, 2000, the Conversion Price shall be amended (the "Second Reset") to equal the lesser of (i) the Conversion Price determined in accordance with the preceding sentence and (ii)

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            the average closing price of the Common Stock of Borrower for the trading days in December 2000. Promptly following each redetermination of the Conversion Prices as provided in this Section 2.1(e), Borrower shall give each Lender notice of the Conversion Price as so redetermined, together with support for the calculation thereof. The foregoing adjustment is in addition of the provisions of Section 6(a)(i) of the Debentures.

      (e) FINANCIAL COVENANTS. Section 7.01 of the Original Agreement is hereby amended by deleting such section in its entirety.


      (f) EVENTS OF DEFAULT: Section 8.01 (a)(iii) of the Original Agreement is hereby amended by adding the following to the second line following the word "Documents,": "or in
Section 9.16 of the Congress Facility,"

                                   ARTICLE III

                              ADDITIONAL AGREEMENTS

      3.1 WAIVER OF EXISTING DEFAULTS; CONSENT TO TRANSACTIONS. Lenders hereby irrevocably waive each Default existing under the Loan Documents as of the date of this Amendment. Lenders further consent and agree that the transactions contemplated by ( and the performance by the Company and its Subsidiaries of their respective obligations under) (i) the Congress Facility and (ii) that certain Settlement Agreement and Mutual Release of Claims dated as of October 19, 1999, attached as Appendix A hereto shall not constitute a Default under Loan Documents.

      3.2 AMENDMENT DOCUMENTS. Concurrently with the execution and delivery of this Amendment, Lenders and Borrower have executed and delivered the other Amendment Documents, which, together with this Amendment, shall become a part of the
Loan Documents.

      3.3 ACCRUAL AND PAYMENT OF PAST DUE INTEREST. Notwithstanding the terms of the Loan Documents, interest on the Debentures from June 1, 1999 shall be accrued at a rate of 10.5% per annum. Interest accrued for the period from June 1, 1999 through the date of this Amendment shall be payable as follows:

            (i)   One-half upon the execution and delivery of this Amendment;

            (ii)  One-sixth on October 31, 1999;

            (iii) One-sixth on November 30, 1999; and

            (iv) One-sixth on December 31, 1999.

      3.4 FINANCIAL REPORTING. Borrower shall provide each Lender with monthly financial information 45 days following the end of each month (60 days for the months of October,

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November and December 1999), consisting of monthly income statements and balance sheets, budgets and such other information as may be reasonably requested from time to time in writing by Lenders, and quarterly cash flow statements within 45 days after the end of each fiscal quarter and 90 days after the end of each fiscal year.

      3.5 REGISTRATION OF UNDERLYING COMMON STOCK. As soon as practicable following the determination of the First Reset and the Second Reset, Borrower shall use its best efforts to cause all shares of Common Stock issuable upon conversion of the Debentures to be registered under the Securities Act of 1933, as amended.

      3.6 SIZE OF BOARD OF DIRECTORS. After the date of this Amendment, without the prior written consent of the Required Lenders, the size of Borrowers' Board of Director shall not exceed nine members.

      3.7 OBSERVATION RIGHTS. Borrower shall give Agent the same written notice of each meeting of its board of directors as is given to the members of the board of directors, and Borrower shall permit two representatives designated by Agent (the "Lender Representatives") to attend as observers all meetings of its board of directors and comment on matters discussed at such meetings; provided, that in the case of telephonic meetings conducted in accordance with Borrower's bylaws and applicable law, the Lender Representatives need receive only actual notice thereof at least 48 hours prior to any such meeting, and the Lender Representatives shall be given the opportunity to listen to such telephonic meetings. The Lender Representatives shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the directors. If Borrower proposes to take any action by written consent in lieu of a meeting of its board of directors, Borrower shall give written notice thereof to the Lender Representatives prior to the effective date of such consent describing in reasonable detail the nature and substance of such action.

      3.8 LENDER DIRECTORS. If Borrower fails to pay in full all outstanding principal and accrued interest on the Debentures on December 31, 2000, Borrower shall cause those persons designated from time to time by holders of a majority of the outstanding principal amount of the Debentures (the "Lender Directors") to be appointed as members of the Board of Directors of Borrower. The holders of the Debentures may elect not to designate one or more of such persons, and in such case the Company shall be free to nominate other persons to fill such directorships. The number of Lender Directors shall be the greater of (i) three and (ii) a proportion of the full Board of Directors as equal as possible to the percentage of Lenders' ownership of Common Stock on an as converted basis. Borrower shall nominate the Lender Directors for election as members of its Board of Directors until the Debentures have been paid in full.

      3.9 TITLE POLICY. Borrower shall use its best efforts to cause a CLTA Loan policy to be issued in favor of Agent as soon as practicable after the date hereof. Such loan policy shall cover the real property subject to the lien of the Deed of Trust, and shall insure the title of Ace

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Novelty Acquisition Co., Inc. to such property and the lien in favor of Agent created under the
Deed of Trust.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

      (a) Borrower is duly authorized to execute and deliver this Amendment and each of the other Amendment Documents and is duly authorized to perform its obligations under the Loan Documents. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and each of the other Amendment Documents and to authorize the performance of the obligations of Borrower hereunder and thereunder.

      (b) The execution and delivery by Borrower of this Amendment and each of the other Amendment Documents, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or, except as provided in the Security Agreement, result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and each of the other Amendment Documents or to consummate the transactions contemplated hereby and thereby.

      (c) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

      4.2 REPRESENTATIONS AND WARRANTIES OF LENDERS. Each Lender hereby represents and warrants to Borrower that it owns and holds as of the date hereof the Debentures purchased by it under the Original Agreement, and is duly authorized to execute and deliver this Amendment.


                                    ARTICLE V

                                  MISCELLANEOUS

      5.1 RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or

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affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. Any reference to the Debentures in any Loan Document shall be deemed to be a reference to the Debentures are hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement, the Debentures or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Debentures or any other Loan Document.

      5.2 SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

      5.3. LOAN DOCUMENTS. This Amendment and each of the other Amendment Documents are each a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

      5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

      5.5. COUNTERPARTS; FAX. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.

      THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT
THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO
UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


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      IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                          PLAY BY PLAY TOYS & NOVELTIES,
                                          INC.


                                          By:__________________________________
                                               Name:
                                               Title:

                                          RENAISSANCE US GROWTH &
                                          INCOME TRUST PLC


                                          By:__________________________________
                                               Name:
                                               Title:

                                          RENAISSANCE CAPITAL GROWTH &
                                          INCOME FUND III, INC.


                                          By:__________________________________
                                               Name:
                                               Title:

                                          BANC ONE CAPITAL PARTNERS II,
                                          LLC

                                          By:  Banc One Capital Partners
                                               Holdings,
                                               Ltd., Manager


                                          By:__________________________________
                                               Name:
                                               Title:

                                          RENAISSANCE CAPITAL GROUP,
                                          INC., AS AGENT


                                          By:__________________________________
                                               Name:
                                               Title:

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